                                                                      Exhibit 17

                              POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 43 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 19 to the Registration Statement under the Investment Company Act of 1940, a amended (the "1940 Act"), on Form N-3 (1933 Act File No. 2-36394 and 1940 Act File No. 811-1990)
of Franklin Life Variable Annuity Fund A of The Franklin Life Insurance Company ("The Franklin") and (b) any and all amendments including further Post-Effective Amendments and Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.


     Signature                      Title                            Date
     ---------                      -----                            ----

/s/ Elizabeth E. Arthur     Secretary, Board of Managers of       April 15, 1997
------------------------    the Fund
    Elizabeth E. Arthur

/s/ Earl W. Baucom          Senior Vice President, Chief          April 10, 1997
------------------------    Financial Officer (principal
    Earl W. Baucom          financial officer and principal
                            accounting officer) and Director
                            of The Franklin

/s/ Robert M. Beuerlein     Senior Vice President - Actuarial     March 31, 1997
------------------------    and Director of The Franklin
    Robert M. Beuerlein

/s/ Brady W. Creel          Senior Vice President and Chief       April 1, 1997
-----------------------     Marketing Officer and Director
    Brady W. Creel          of The Franklin

-----------------------     Chairman of the Board of             _________, 1997
Robert M. Devlin            The Franklin


/s/ Ross D. Friend          Senior Vice President, General        April 10, 1997
-----------------------     Counsel, Secretary and Director
    Ross D. Friend          of The Franklin

/s/ Robert J. Gibbons       President, Chief Executive            April 10, 1997
-----------------------     Officer (principal executive
    Robert J. Gibbons       officer) and Director of The Franklin

/s/ Clifford L. Greenwalt   Member, Board of Managers           January 20, 1997
-------------------------   of the Fund
    Clifford L. Greenwalt

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     Signature                      Title                            Date
     ---------                      -----                            ----

-----------------------      Vice Chairman and Director          _________, 1997
Jon P. Newton                of The Franklin

/s/ Gary D. Reddick          Executive Vice President             April 14, 1997
------------------------    - Administration and
    Gary D. Reddick         Director of The Franklin

/s/ Robert C. Spencer       Member, Board of Managers           January 20, 1997
------------------------    of the Fund
    Robert C. Spencer

/s/ Robert G. Spencer       Member, Board of Managers           January 20, 1997
------------------------    of the Fund
    Robert G. Spencer

-------------------------   Vice President, Chief Investment    _________, 1997
Peter V. Tuters             Officer and Director of
                            The Franklin

/s/ James W. Voth           Member, Board of Managers           January 20, 1997
-------------------------   of the Fund
    James W. Voth


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